DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF October 24, 2005

Rig Name	WD	Design	Location	Status*	Operator	Current Term	Dayrate (000s)	Start Date	Est. End Date	Future Contracts and Other Information
Domestic Deepwater Semisubmersibles (7)
Ocean Quest	3,500’	Victory Class	GOM	Contracted	Noble	term	low 240’s	mid Oct. 2005	mid April 2006	LOI for four months in mid 280’s beginning mid April 2006 and ending mid Aug. 2006. Available; actively marketing.
Ocean Star	5,500’	Victory Class	GOM	Contracted	Kerr-McGee	90 day term extension	low 140’s	mid July 2005	mid Nov. 2005	Current estimated completion of storm repairs late Nov. Twelve month extension with Kerr-McGee in mid 170’s beginning after repair and extending for one year. Available; actively marketing.
Ocean America	5,500’	Ocean Odyssey	GOM	Contracted	Pioneer	three wells	mid 270’s	early May 2005	early Nov. 2005
Following assignment wells with Pioneer, first of two extension wells with Mariner in mid 110’s beginning early Nov. 2005 and ending late Dec. 2005; followed by one additional extension well with Mariner in low 130’s beginning late Dec. 2005 and ending late Feb. 2006: followed by one year term plus option with Mariner in low 230’s beginning late Feb. 2006 and ending late Feb. 2007. Available; actively marketing.

Ocean Valiant	5,500’	Ocean Odyssey	GOM	Contracted	Kerr-McGee	180 day extension	mid 150’s	mid Sept. 2005	mid Mar. 2006	One-year term extension plus option from Kerr-McGee in low 300,000’s beginning in mid Mar. 2006 and ending in mid Mar. 2007. Available; actively marketing.
Ocean Victory	5,500’	Victory Class	GOM	Contracted	Kerr-McGee	one well	mid 180’s	late Aug. 2005	early Nov. 2005
One year term with Murphy in low 200’s beginning early Nov. 2005 and ending early Nov. 2006; followed by 2-year term extension with Murphy in mid 320’s beginning early Nov. 2006 and ending early Nov. 2008. Available; actively marketing.

Ocean Confidence	7,500’	DP Aker H-3.2 Modified	GOM	Contracted	BP	five-year term	mid 170’s	early Jan. 2001	early Jan. 2006	Two-year term plus option with BP in low 280’s beginning early Jan. 2006 and ending early Jan. 2008. Available; actively marketing.
Ocean Baroness	7,000’	Victory Class	GOM	Mobe & Prep.	DODI	-	-	-	-	One year plus option with Amerada Hess in low 200’s beginning mid Nov. 2005 and ending mid Nov. 2006. Available; actively marketing.
Domestic 2nd/3rd Generation Semisubmersibles (5)
Ocean New Era	1,500’	Korkut	GOM	Reactivating	DODI	-	-	-	-
Est. availability mid Dec. 2005; followed by six-month term with Walter in low 100’s for first 30 days and mid 120’s for remainder of term beginning mid Dec. 2005 and ending mid July 2006. Available; actively marketing.

Ocean Voyager	2,000’	Victory Class	GOM	Contracted	ATP	two wells	mid 90’s	late June 2005	mid Nov. 2005
One well with Amerada Hess in low 110’s beginning mid Nov. and ending early Jan. 2006; followed by one well with Petrobras in low 110’s beginning early Jan. and ending late Feb. 2006; followed by two wells plus option with Amerada Hess in mid 120’s beginning late Feb. 2006 and ending late May 2006. Available; actively marketing.

Ocean Concord	2,200’	F&G SS-2000	GOM	Contracted	Kerr-McGee	one well	mid 70’s	late Aug. 2005	mid Dec. 2005
One assignment well from Kerr-McGee with Woodside in mid 90’s beginning mid Dec. 2005 and ending late Jan. 2006; followed by one well extension plus option with Kerr-McGee in mid 90’s beginning late Jan. 2006 and ending early Mar.; followed by 90-day term plus option with Tana in low 130’s beginning early Mar. and ending early June 2006; followed by 90-day term extension plus option in low 170’s beginning early June and ending late Aug 2006. Available; actively marketing.

Ocean Lexington	2,200’	F&G SS-2000	GOM	Contracted	Walter	four wells	low 60’s	mid Oct. 2005	mid Dec. 2005
LOI for one well in mid 170’s beginning in mid Dec. 2005 and ending in early Feb. 2006; followed by one well plus option with Walter in low 80’s beginning early Feb. and ending early Mar. 2006. Available; actively marketing.

Ocean Saratoga	2,200’	F&G SS-2000	GOM	Contracted	LLOG	three wells	mid 60’s	mid Dec. 2004	early Nov. 2005
Two wells plus option with LLOG in low 110’s following completion of existing contract and extending for approximately five months; followed by six month extension in low 120’s with LLOG beginning in early April 2006 and ending late Sept. 2006. Available; actively marketing.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF October 24, 2005

Rig Name	WD	Design	Location	Status*	Operator	Current Term	Dayrate (000s)	Start Date	Est. End Date	Future Contracts and Other Information
Domestic Jackups (11)
Ocean Crusader	200’	Mat Cantilever	GOM	Contracted	Seneca	two wells	high 40’s	late Aug. 2005	early Nov. 2005
One well with Seneca in low 50’s beginning early Nov. 2005 and ending mid Nov.; followed by one well with Woodside in low 50’s beginning mid Nov. 2005 and ending late Jan. 2006. Available; actively marketing.

Ocean Drake	200’	Mat Cantilever	GOM	Contracted	Chevron	term contract	mid 60’s	late July 2005	late June 2006	Indexed term contract. Available; actively marketing.
Ocean Champion	250’	Mat Slot	GOM	Contracted	Stone	six month term	mid 50’s	late Oct. 2005	late April 2006	Available; actively marketing.
Ocean Columbia	250’	Independent Leg Cantilever	GOM	Contracted	Newfield	180-day term	mid 50’s	early Aug. 2005	late Jan. 2006	Available; actively marketing.
Ocean Spartan	300’	Independent Leg Cantilever	GOM	Contracted	LLOG	two wells	mid 80’s	mid Oct. 2005	mid Dec. 2005	Available; actively marketing.
Ocean Spur	300’	Independent Leg Cantilever	GOM	Contracted	EOG	one well	mid 60’s	late Aug. 2005	late Oct. 2005	One well with ADTI/Badger in mid 80’s beginning late Oct. and ending mid Nov. 2005. Available; actively marketing.
Ocean King	300’	Independent Leg Cantilever	GOM	Contracted	El Paso	one well extension	mid 60’s	late Sept. 2005	late Oct. 2005
One well extension in low 60’s beginning late Oct. and ending early Nov. 2005; followed by one well with Forest in mid 70’s beginning early Nov. and ending late Dec.; followed by LOI for one well in mid 80’s beginning late Dec. 2005 and ending mid Jan. 2006. Available; actively marketing.

Ocean Nugget	300’	Independent Leg Cantilever	GOM	Contracted	Houston Expl.	two wells plus option	high 60’s	early Sept. 2005	late Nov. 2005	Available; actively marketing.
Ocean Summit	300’	Independent Leg Cantilever	GOM	Contracted	LLOG	one well extension	mid 60’s	late June 2005	early Nov. 2005
One well with Walter in upper 60’s beginning early Nov. and ending early Dec. 2005; followed by LOI for one well in mid 80’s beginning early Dec. 2005 and ending mid Jan. 2006. Available; actively marketing.

Ocean Titan	350’	Independent Leg Cantilever	GOM	Contracted	Walter	three wells	mid 70’s	mid Sept. 2005	mid Jan. 2006	Six-month term with Dominion Exploration in high 70’s beginning mid Jan. 2006 and ending mid July 2006. Available; actively marketing.
Ocean Tower	350’	Independent Leg Cantilever	GOM	Contracted	Chevron	one well	high 60’s	late Sept. 2005	March 2006
180-day term extension plus option with Chevron (Part I) in high 60’s beginning late Sept. and ending late Dec.; followed by Part II in high 80’s beginning late Dec. 2005 and ending late Mar. 2006. Available; actively marketing.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF October 24, 2005

Rig Name	WD	Design	Location	Status*	Operator	Current Term	Dayrate (000s)	Start Date	Est. End Date	Future Contracts and Other Information
International Semisubmersibles (16)
MEXICO
Ocean Ambassador	1,100’	Bethlehem SS-2000	GOM	Contracted	PEMEX	four year term work	mid 50’s	late July 2003	mid Dec. 2007	Available.
Ocean Whittington	1,500’	Aker H-3	GOM	Contracted	PEMEX	four year term work	low 60’s	late July 2003	early Oct. 2006	Available.
Ocean Worker	3,500’	F&G 9500 Enhanced Pacesetter	GOM	Contracted	PEMEX	four year term work	high 60’s	mid Aug. 2003	late July 2007	Available.
Ocean Yorktown	2,850’	F&G SS-2000	GOM	Contracted	PEMEX	four year term work	mid 40’s	late Oct. 2003	mid July 2007	Available.
NORTH SEA
Ocean Nomad	1,200’	Aker H-3	North Sea	Contracted	Talisman	one year	low 80’s	early Jan. 2005	late Jan. 2006	One year extension with Talisman in mid 150’s beginning late Jan. 2006 and ending late Jan. 2007. Available; actively marketing.
Ocean Guardian	1,500’	Earl & Wright Sedco 711 Series	North Sea	Contracted	Shell	one year	low 80’s	late Mar. 2005	late Mar. 2006	One-year term extension plus option with Shell in low 160’s beginning late Mar. 2006 and ending late Mar. 2007. (40-day survey Q3, 2005). Available; actively marketing.
Ocean Princess	1,500’	Aker H-3	North Sea	Contracted	Talisman	one year extension	low 80’s	early Jan. 2005	late Dec. 2005	Two year extension with Talisman plus option in low 150’s beginning in late Dec. 2005 and ending in late Dec. 2007. Available; actively marketing.
Ocean Vanguard	1,500’	Bingo 3000	North Sea	Contracted	Statoil	one year term	low 140’s	late May 2005	early Sept. 2006
One year plus option program in Norway with Statoil in low 140’s beginning in late May 2005 and ending in early Sept. 2006 (time period to include one well redrill with ENI in low 140’s beginning late July and ending late Nov. 2005). Available; actively marketing.

AUSTRALASIA
Ocean Bounty	1,500’	Victory Class	Australia	Contracted	ConocoPhillips	two wells	mid 80’s	late June 2005	early Nov. 2005
One well with Coogee Res. in mid 80’s beginning early Nov. and ending early Dec.; followed by two wells plus option with Coogee in low 90’s beginning early Dec. 2005. and ending mid Feb. 2006; followed by LOI for one well plus option in mid 90’s beginning mid Mar. and ending mid May.; followed by four wells plus option in high 90’s with Woodside beginning mid May. 2006 and ending early Nov. 2006. Available; actively marketing.

Ocean Patriot	1,500’	Bingo 3000	Australia	Contracted	Apache	one well	high 70’s	early Oct. 2005	early Nov. 2005
One assignment well with Nexus in low 150’s, mid Nov.-mid Dec. 2005; followed by 10-day survey ending late Dec. 2005; followed by first of three Anzon options in mid 130’s, late Dec. 2005-late Jan.; followed by second of three Anzon options in upper 130’s, late Jan.-late Feb.; followed by third well in low 140’s, late Feb.-late April; followed by one exercised assignment option well from Apache with Nexus in high 70’s, late April-mid July; followed by LOI for one well in upper 70’s, mid July-mid Aug.; followed by four wells plus option with NZOP in low 100’s, mid Aug. 2006-mid Jan. 2007. Available; actively marketing.

Ocean Epoch	1,640’	Korkut	Malaysia	Contracted	Murphy	six wells plus option	mid 70’s	late April 2005	mid Dec. 2005	Three option wells exercised in mid 70’s beginning in mid Dec. 2005 and ending in late Mar. 2006; five option wells remain available. Available; actively marketing.
Ocean General	1,640’	Korkut	Malaysia	Contracted	CTOC	six wells	mid 70’s	mid June 2005	early Feb. 2006
Note: 5th & 6th wells in mid 90’s beginning mid Nov. 2005 and ending early Feb. 2006; followed by fourth of six wells (assignment from CTOC to Hess) in mid 70’s beginning early Feb. and ending late Mar.; followed by one well with Premier in high 70’s in Viet Nam beginning late Mar. 2006 and ending mid May 2006; followed by LOI for three wells plus three options wells in mid 130’s beginning mid May 2006 and ending early Nov. 2006; followed by LOI for three wells in mid 170’s beginning early Nov. 2006 and ending late Mar. 2007. Available; actively marketing.

Ocean Rover	7,000’	Victory Class	Malaysia	Contracted	Murphy	950 day extension	mid 170’s	late June 2005	mid Jan. 2008	Available; actively marketing.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF October 24, 2005

Rig Name	WD	Design	Location	Status*	Operator	Current Term	Dayrate (000s)	Start Date	Est. End Date	Future Contracts and Other Information
BRAZIL
Ocean Yatzy	3,300’	DP DYVI Super Yatzy	Brazil	Contracted	Petrobras	700 day extension	mid 70’s	early Oct. 2005	Oct. 2009	Four-year term extension with Petrobras in mid 110’s, plus potential bonus, beginning early Oct. 2005 and ending early Oct. 2009. (21-day maintenance Q3 or Q4). Available.
Ocean Winner	3,500’	Aker H-3	Brazil	Contracted	Petrobras	700 day extension	mid 50’s	early April 2004	mid Mar. 2006	Four-year term extension with Petrobras in low 110’s, plus potential bonus, beginning mid Mar. 2006 and ending mid Mar. 2010. Available.
Ocean Alliance	5,000’	Alliance Class	Brazil	Contracted	Petrobras	four year extension	mid 150’s	early Sept. 2005	early Sept. 2009	Available.
International Drillships (1)
Ocean Clipper	7,500’	DP Fluor/Mitsubishi	Brazil	Contracted	Petrobras	700 day extension	low 100’s	early Jan. 2003	mid Dec. 2005	Five-year term extension with Petrobras in low 180’s, plus potential bonus, beginning mid Dec. 2005 and ending mid Dec. 2010. Available.
International Jackups (2)

Ocean Sovereign	250’	Independent Leg Cantilever	Indonesia	Contracted	Santos	eight wells	upper 60’s	early May 2005	early Nov. 2005
Two wells with Amerada Hess plus two exercised option wells in mid 80’s beginning early Nov. and ending late Dec. 2005; followed by two option wells with Santos in mid 70’s beginning late Dec. 2005 and ending late Mar. 2006; followed by three wells with Santos in upper 60’s beginning late Mar. and ending mid June; followed by two wells with Anadarko in mid 80’s beginning late June and ending early Aug. 2006; followed by LOI for 18-month term in mid 90’s beginning early Aug. 2006 and ending early Feb. 2008. Available; actively marketing.

Ocean Heritage	300’	Independent Leg Cantilever	Qatar	Contracted	Conoco/Phillips	two wells plus option	low 70’s	mid June 2005	late Mar. 2006	Available; actively marketing.
Upgrade (1)
Ocean Endeavor	2,000’	Victory Class	Shipyard	Upgrading	DODI	-	-	-	-
Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig. Estimated completion early 2007; followed by commissioning beginning early Mar. 2007; followed by LOI for a term of between two and four years earning approximate total revenue of between $198 million and $355 million depending upon the length of the contract selected by the operator no later than year-end 2005. Contract is expected to begin mid 2007. Available; actively marketing.

Cold Stacked—Reserved for Upgrade (1)
Garden Banks**	2,200’	Victory Class	GOM	Out of Service	-	-	-	-	-	Currently retired from active service as drilling and production platform.
Rigs Under Construction (2)
Ocean Shield	350’	Independent Leg Cantilever	Shipyard	-	-	-	-	-	-	Singapore shipyard, estimated completion Q1 2008. Available; actively marketing.
Ocean Scepter	350’	Independent Leg Cantilever	Shipyard	-	-	-	-	-	-	Brownsville shipyard, estimated completion Q1 2008. Available; actively marketing.
NOTES:
*	Generally, rig utilization rates approach 95-98% during contracted periods; however, utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors.

**	Diamond Offshore Services Company completed purchase of the Garden Banks on August 25, 2005.
GOM = Gulf of Mexico